                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


                                    -------------


                                       FORM 8-K


                                    CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d) of the
                           SECURITIES EXCHANGE ACT OF 1934




          Date of Report (Date of earliest event reported):October 13, 1994



                                  AMDURA Corporation
                (Exact name of registrant as specified in its charter)



                    Delaware              1-5027            41-0121800
          (State or other jurisdiction  (Commission        (IRS Employer
               of incorporation)        File Number)   Identification No.)



               900 Main Street South, Suite 2A, Bldg. B
                             Southbury, CT                  06488-0870
               (Address of principal executive offices)     (Zip code)



          Registrant's telephone number, including area code: (203)262-0570

          Item 5.   Other Events.

               On October 13, 1994, AMDURA Corporation (the "Company") issued a press release regarding the Company's having entered into a definitive Stipulation of Settlement concerning certain class action claims which arose prior to the Company's 1990 petition under Chapter 11 of the Bankruptcy Code. A copy of the press release is filed as Exhibit 99 hereto.

          Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


               (c) Exhibits. The following exhibit is filed as part of this Current Report on Form 8-K:

                    Description                                 Exhibit No.
                    -----------                                 -----------
                    Press Release of AMDURA Corporation              99
                    issued October 13, 1994

                                      SIGNATURES



               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                  AMDURA CORPORATION



          Date:  October 14, 1994                 By:  /s/ C. David Bushley
                                                  -------------------------

                                                  Title:    Senior Vice
                                                            President,
                                                            Finance and
                                                            Administration
                                                            and Chief
                                                            Financial
                                                            Officer

                                   EXHIBIT INDEX


          Exhibit No.              Description          Sequential Page No.
          -----------              -----------          -------------------
              99         Press Release of AMDURA                 5
                         Corporation issued
                         October 13, 1994